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                                                                    Exhibit 10.3
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                                                              March 9, 1999



Advanta Mortgage Loan Trust 1999-1 (the "Trust")
c/o Bankers Trust Company of California, N.A.
Three Park Plaza
16th Floor
Irvine, California  92714

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504


                  Re: Pooling and Servicing Agreement dated as of March 1, 1999 (the "Pooling and Servicing Agreement") among Advanta Mortgage Conduit Services, Inc. as the Sponsor (the "Sponsor"), Advanta Mortgage Corp. USA ("AMCUSA"), as Master Servicer, and Bankers Trust Company of California, N.A. as Trustee (the "Trustee") and the Master Loan Transfer Agreement dated as of June 15, 1997 (the "Master Transfer Agreement") among the Sponsor, the Trustee, Advanta Conduit Receivables, Inc. as an Affiliate and the Affiliated Originators named therein (the "Affiliated Originators")


Ladies and Gentlemen:

                  Pursuant to the Pooling and Servicing Agreement and the Master Transfer Agreement (the "Agreements"), AMCUSA in its capacity as Master Servicer, has undertaken certain financial obligations with respect to its servicing of the Mortgage Loans, including, but not limited to, the making of Delinquency Advances and Servicing Advances. In addition, the Sponsor and the Affiliated Originators have, in the Agreements undertaken certain financial obligations, including, but not limited to, the payment of the Loan Purchase Price relating to the repurchase of defective Mortgage Loans, the payment of Substitution Amounts in connection with the substitution of Qualified Replacement Mortgages and the payment of certain expenses of the Trust. Any financial obligations of AMCUSA, the Sponsor or any Affiliated Originator under either of the Agreements, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations"; provided, however, that "Joint and Several Obligations" shall mean only the financial obligations of AMCUSA, the Sponsor or any Affiliated Originator under either of the Agreements (including the payment of money damages for a breach of any of AMCUSA's, the Sponsor's or any Affiliated Originator's obligations under either of the Agreements, whether financial or otherwise) but shall not include any obligations not relating to the payment of money (e.g., the obligation to service the Mortgage Loans).
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                  The Certificate Insurer has required the undersigned, Advanta
Mortgage Holding Company ("AMHC"), the parent corporation of AMCUSA and the indirect corporate parent of the Sponsor, to acknowledge its joint-and-several liability with AMCUSA, the Sponsor and the Affiliated Originators for the payment of the Joint and Several Obligations under the Agreements.

                  Now, therefore, the Trust, the Certificate Insurer and AMHC do hereby agree that:

                  (i) AMHC hereby agrees to be absolutely and unconditionally jointly and severally liable with AMCUSA, the Sponsor and the Affiliated Originators to the Trust and the Certificate Insurer for the payment of the Joint and Several Obligations.

                  (ii) AMHC may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Trust and the Certificate Insurer by AMCUSA, the Sponsor, any Affiliated Originator or another affiliate of AMHC.

                  Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Agreement.


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                                                     Very truly yours,

                                                     ADVANTA MORTGAGE
                                                       HOLDING COMPANY



                                                     By: /s/ Michael Coco
                                                         -----------------------
                                                         Name:  Michael Coco
                                                         Title: Vice President


Acknowledged and Agreed:

ADVANTA MORTGAGE LOAN
  TRUST, 1999-1, by Bankers Trust
  Company of California, N.A. as Trustee


By: /s/ Mark McNeill
    -----------------------
    Name:  Mark McNeill
    Title: Assistant Secretary



Acknowledged:

MBIA INSURANCE CORPORATION

By:  /s/ Lisa A. Wilson
     -----------------------
     Name:  Lisa A. Wilson
     Title: Assistant Secretary


Dated:  March 9, 1999

                             [Guaranty to the Trust]